                                                                    EXHIBIT 99.1




[GRAPHIC OMITTED] POPULAR          PRELIMINARY SAMPLE          [GRAPHIC OMITTED]
                  ABS, INC. (SM)   POPULAR ABS 2005-4



                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said materials.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

EQUITY ONE 2005-4 - CF - AF5 - 100 PRICINGSPEED - TO CALL

LIBOR_1MO=3.55, LIBOR_6MO=3.96
100 PricingSpeed
To Call

             Period              Date         Principal          Interest          Balance
              Total                       45,787,000.00     19,136,380.07
                  0         25-Aug-05                 0                 0     45,787,000.00
                  1         25-Sep-05                 0        211,268.85     45,787,000.00
                  2         25-Oct-05                 0        211,268.85     45,787,000.00
                  3         25-Nov-05                 0        211,268.85     45,787,000.00
                  4         25-Dec-05                 0        211,268.85     45,787,000.00
                  5         25-Jan-06                 0        211,268.85     45,787,000.00
                  6         25-Feb-06                 0        211,268.85     45,787,000.00
                  7         25-Mar-06                 0        211,268.85     45,787,000.00
                  8         25-Apr-06                 0        211,268.85     45,787,000.00
                  9         25-May-06                 0        211,268.85     45,787,000.00
                 10         25-Jun-06                 0        211,268.85     45,787,000.00
                 11         25-Jul-06                 0        211,268.85     45,787,000.00
                 12         25-Aug-06                 0        211,268.85     45,787,000.00
                 13         25-Sep-06                 0        211,268.85     45,787,000.00
                 14         25-Oct-06                 0        211,268.85     45,787,000.00
                 15         25-Nov-06                 0        211,268.85     45,787,000.00
                 16         25-Dec-06                 0        211,268.85     45,787,000.00
                 17         25-Jan-07                 0        211,268.85     45,787,000.00
                 18         25-Feb-07                 0        211,268.85     45,787,000.00
                 19         25-Mar-07                 0        211,268.85     45,787,000.00
                 20         25-Apr-07                 0        211,268.85     45,787,000.00
                 21         25-May-07                 0        211,268.85     45,787,000.00
                 22         25-Jun-07                 0        211,268.85     45,787,000.00
                 23         25-Jul-07                 0        211,268.85     45,787,000.00
                 24         25-Aug-07                 0        211,268.85     45,787,000.00
                 25         25-Sep-07                 0        211,268.85     45,787,000.00
                 26         25-Oct-07                 0        211,268.85     45,787,000.00
                 27         25-Nov-07                 0        211,268.85     45,787,000.00
                 28         25-Dec-07                 0        211,268.85     45,787,000.00
                 29         25-Jan-08                 0        211,268.85     45,787,000.00
                 30         25-Feb-08                 0        211,268.85     45,787,000.00
                 31         25-Mar-08                 0        211,268.85     45,787,000.00
                 32         25-Apr-08                 0        211,268.85     45,787,000.00
                 33         25-May-08                 0        211,268.85     45,787,000.00
                 34         25-Jun-08                 0        211,268.85     45,787,000.00
                 35         25-Jul-08                 0        211,268.85     45,787,000.00
                 36         25-Aug-08                 0        211,268.85     45,787,000.00
                 37         25-Sep-08                 0        211,268.85     45,787,000.00
                 38         25-Oct-08                 0        211,268.85     45,787,000.00
                 39         25-Nov-08                 0        211,268.85     45,787,000.00
                 40         25-Dec-08                 0        211,268.85     45,787,000.00
                 41         25-Jan-09                 0        211,268.85     45,787,000.00
                 42         25-Feb-09                 0        211,268.85     45,787,000.00
                 43         25-Mar-09                 0        211,268.85     45,787,000.00
                 44         25-Apr-09                 0        211,268.85     45,787,000.00
                 45         25-May-09                 0        211,268.85     45,787,000.00
                 46         25-Jun-09                 0        211,268.85     45,787,000.00
                 47         25-Jul-09                 0        211,268.85     45,787,000.00
                 48         25-Aug-09                 0        211,268.85     45,787,000.00

                 49         25-Sep-09                 0        211,268.85     45,787,000.00
                 50         25-Oct-09                 0        211,268.85     45,787,000.00
                 51         25-Nov-09                 0        211,268.85     45,787,000.00
                 52         25-Dec-09                 0        211,268.85     45,787,000.00
                 53         25-Jan-10                 0        211,268.85     45,787,000.00
                 54         25-Feb-10                 0        211,268.85     45,787,000.00
                 55         25-Mar-10                 0        211,268.85     45,787,000.00
                 56         25-Apr-10                 0        211,268.85     45,787,000.00
                 57         25-May-10                 0        211,268.85     45,787,000.00
                 58         25-Jun-10                 0        211,268.85     45,787,000.00
                 59         25-Jul-10                 0        211,268.85     45,787,000.00
                 60         25-Aug-10                 0        211,268.85     45,787,000.00
                 61         25-Sep-10                 0        211,268.85     45,787,000.00
                 62         25-Oct-10                 0        211,268.85     45,787,000.00
                 63         25-Nov-10                 0        211,268.85     45,787,000.00
                 64         25-Dec-10                 0        211,268.85     45,787,000.00
                 65         25-Jan-11                 0        211,268.85     45,787,000.00
                 66         25-Feb-11                 0        211,268.85     45,787,000.00
                 67         25-Mar-11                 0        211,268.85     45,787,000.00
                 68         25-Apr-11                 0        211,268.85     45,787,000.00
                 69         25-May-11                 0        211,268.85     45,787,000.00
                 70         25-Jun-11                 0        211,268.85     45,787,000.00
                 71         25-Jul-11        126,484.90        211,268.85     45,660,515.10
                 72         25-Aug-11      1,073,278.49        210,685.23     44,587,236.61
                 73         25-Sep-11      1,047,731.74        205,732.94     43,539,504.87
                 74         25-Oct-11      1,022,805.45        200,898.53     42,516,699.42
                 75         25-Nov-11        998,484.20        196,179.14     41,518,215.22
                 76         25-Dec-11        974,753.01        191,571.96     40,543,462.21
                 77         25-Jan-12        951,597.22        187,074.29     39,591,864.99
                 78         25-Feb-12        929,002.59        182,683.46     38,662,862.40
                 79         25-Mar-12        906,955.21        178,396.89     37,755,907.19
                 80         25-Apr-12        885,441.53        174,212.05     36,870,465.66
                 81         25-May-12        864,448.36        170,126.47     36,006,017.30
                 82         25-Jun-12        843,962.81        166,137.76     35,162,054.50
                 83         25-Jul-12        823,972.34        162,243.58     34,338,082.16
                 84         25-Aug-12        804,464.71        158,441.63     33,533,617.45
                 85         25-Sep-12        785,428.01        154,729.70     32,748,189.44
                 86         25-Oct-12        766,850.62        151,105.60     31,981,338.82
                 87         25-Nov-12        748,721.20        147,567.23     31,232,617.62
                 88         25-Dec-12        731,028.71        144,112.50     30,501,588.91
                 89         25-Jan-13        713,762.39        140,739.41     29,787,826.53
                 90         25-Feb-13        696,911.73        137,446.00     29,090,914.79
                 91         25-Mar-13        680,466.52        134,230.33     28,410,448.27
                 92         25-Apr-13        664,416.77        131,090.54     27,746,031.50
                 93         25-May-13        648,752.77        128,024.81     27,097,278.73
                 94         25-Jun-13        633,465.03        125,031.36     26,463,813.70
                 95         25-Jul-13        618,544.31        122,108.45     25,845,269.39
                 96         25-Aug-13        603,981.61        119,254.38     25,241,287.78
                 97         25-Sep-13     25,241,287.78        116,467.51                 0

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

EQUITY ONE 2005-4 - CF - AF5 - 100 PRICINGSPEED - TO MATURITY

LIBOR_1MO=3.55, LIBOR_6MO=3.96
100 PricingSpeed
To Maturity

             Period              Date         Principal          Interest           Balance
              Total                       45,787,000.00     24,068,265.55
                  0         25-Aug-05                 0                 0     45,787,000.00
                  1         25-Sep-05                 0        211,268.85     45,787,000.00
                  2         25-Oct-05                 0        211,268.85     45,787,000.00
                  3         25-Nov-05                 0        211,268.85     45,787,000.00
                  4         25-Dec-05                 0        211,268.85     45,787,000.00
                  5         25-Jan-06                 0        211,268.85     45,787,000.00
                  6         25-Feb-06                 0        211,268.85     45,787,000.00
                  7         25-Mar-06                 0        211,268.85     45,787,000.00
                  8         25-Apr-06                 0        211,268.85     45,787,000.00
                  9         25-May-06                 0        211,268.85     45,787,000.00
                 10         25-Jun-06                 0        211,268.85     45,787,000.00
                 11         25-Jul-06                 0        211,268.85     45,787,000.00
                 12         25-Aug-06                 0        211,268.85     45,787,000.00
                 13         25-Sep-06                 0        211,268.85     45,787,000.00
                 14         25-Oct-06                 0        211,268.85     45,787,000.00
                 15         25-Nov-06                 0        211,268.85     45,787,000.00
                 16         25-Dec-06                 0        211,268.85     45,787,000.00
                 17         25-Jan-07                 0        211,268.85     45,787,000.00
                 18         25-Feb-07                 0        211,268.85     45,787,000.00
                 19         25-Mar-07                 0        211,268.85     45,787,000.00
                 20         25-Apr-07                 0        211,268.85     45,787,000.00
                 21         25-May-07                 0        211,268.85     45,787,000.00
                 22         25-Jun-07                 0        211,268.85     45,787,000.00
                 23         25-Jul-07                 0        211,268.85     45,787,000.00
                 24         25-Aug-07                 0        211,268.85     45,787,000.00
                 25         25-Sep-07                 0        211,268.85     45,787,000.00
                 26         25-Oct-07                 0        211,268.85     45,787,000.00
                 27         25-Nov-07                 0        211,268.85     45,787,000.00
                 28         25-Dec-07                 0        211,268.85     45,787,000.00
                 29         25-Jan-08                 0        211,268.85     45,787,000.00
                 30         25-Feb-08                 0        211,268.85     45,787,000.00
                 31         25-Mar-08                 0        211,268.85     45,787,000.00
                 32         25-Apr-08                 0        211,268.85     45,787,000.00
                 33         25-May-08                 0        211,268.85     45,787,000.00
                 34         25-Jun-08                 0        211,268.85     45,787,000.00
                 35         25-Jul-08                 0        211,268.85     45,787,000.00
                 36         25-Aug-08                 0        211,268.85     45,787,000.00
                 37         25-Sep-08                 0        211,268.85     45,787,000.00
                 38         25-Oct-08                 0        211,268.85     45,787,000.00
                 39         25-Nov-08                 0        211,268.85     45,787,000.00
                 40         25-Dec-08                 0        211,268.85     45,787,000.00
                 41         25-Jan-09                 0        211,268.85     45,787,000.00
                 42         25-Feb-09                 0        211,268.85     45,787,000.00
                 43         25-Mar-09                 0        211,268.85     45,787,000.00
                 44         25-Apr-09                 0        211,268.85     45,787,000.00
                 45         25-May-09                 0        211,268.85     45,787,000.00
                 46         25-Jun-09                 0        211,268.85     45,787,000.00
                 47         25-Jul-09                 0        211,268.85     45,787,000.00
                 48         25-Aug-09                 0        211,268.85     45,787,000.00

                 49         25-Sep-09                 0        211,268.85     45,787,000.00
                 50         25-Oct-09                 0        211,268.85     45,787,000.00
                 51         25-Nov-09                 0        211,268.85     45,787,000.00
                 52         25-Dec-09                 0        211,268.85     45,787,000.00
                 53         25-Jan-10                 0        211,268.85     45,787,000.00
                 54         25-Feb-10                 0        211,268.85     45,787,000.00
                 55         25-Mar-10                 0        211,268.85     45,787,000.00
                 56         25-Apr-10                 0        211,268.85     45,787,000.00
                 57         25-May-10                 0        211,268.85     45,787,000.00
                 58         25-Jun-10                 0        211,268.85     45,787,000.00
                 59         25-Jul-10                 0        211,268.85     45,787,000.00
                 60         25-Aug-10                 0        211,268.85     45,787,000.00
                 61         25-Sep-10                 0        211,268.85     45,787,000.00
                 62         25-Oct-10                 0        211,268.85     45,787,000.00
                 63         25-Nov-10                 0        211,268.85     45,787,000.00
                 64         25-Dec-10                 0        211,268.85     45,787,000.00
                 65         25-Jan-11                 0        211,268.85     45,787,000.00
                 66         25-Feb-11                 0        211,268.85     45,787,000.00
                 67         25-Mar-11                 0        211,268.85     45,787,000.00
                 68         25-Apr-11                 0        211,268.85     45,787,000.00
                 69         25-May-11                 0        211,268.85     45,787,000.00
                 70         25-Jun-11                 0        211,268.85     45,787,000.00
                 71         25-Jul-11        126,484.90        211,268.85     45,660,515.10
                 72         25-Aug-11      1,073,278.49        210,685.23     44,587,236.61
                 73         25-Sep-11      1,047,731.74        205,732.94     43,539,504.87
                 74         25-Oct-11      1,022,805.45        200,898.53     42,516,699.42
                 75         25-Nov-11        998,484.20        196,179.14     41,518,215.22
                 76         25-Dec-11        974,753.01        191,571.96     40,543,462.21
                 77         25-Jan-12        951,597.22        187,074.29     39,591,864.99
                 78         25-Feb-12        929,002.59        182,683.46     38,662,862.40
                 79         25-Mar-12        906,955.21        178,396.89     37,755,907.19
                 80         25-Apr-12        885,441.53        174,212.05     36,870,465.66
                 81         25-May-12        864,448.36        170,126.47     36,006,017.30
                 82         25-Jun-12        843,962.81        166,137.76     35,162,054.50
                 83         25-Jul-12        823,972.34        162,243.58     34,338,082.16
                 84         25-Aug-12        804,464.71        158,441.63     33,533,617.45
                 85         25-Sep-12        785,428.01        154,729.70     32,748,189.44
                 86         25-Oct-12        766,850.62        151,105.60     31,981,338.82
                 87         25-Nov-12        748,721.20        147,567.23     31,232,617.62
                 88         25-Dec-12        731,028.71        144,112.50     30,501,588.91
                 89         25-Jan-13        713,762.39        140,739.41     29,787,826.53
                 90         25-Feb-13        696,911.73        137,446.00     29,090,914.79
                 91         25-Mar-13        680,466.52        134,230.33     28,410,448.27
                 92         25-Apr-13        664,416.77        131,090.54     27,746,031.50
                 93         25-May-13        648,752.77        128,024.81     27,097,278.73
                 94         25-Jun-13        633,465.03        125,031.36     26,463,813.70
                 95         25-Jul-13        618,544.31        122,108.45     25,845,269.39
                 96         25-Aug-13        603,981.61        119,254.38     25,241,287.78
                 97         25-Sep-13        589,768.14        116,467.51     24,651,519.64
                 98         25-Oct-13        575,895.34        124,017.69     24,075,624.30
                 99         25-Nov-13        562,354.86        121,120.45     23,513,269.44
                100         25-Dec-13        549,138.56        118,291.34     22,964,130.88
                101         25-Jan-14        536,238.50        115,528.72     22,427,892.38
                102         25-Feb-14        523,646.96        112,830.99     21,904,245.42
                103         25-Mar-14        511,356.38        110,196.61     21,392,889.05
                104         25-Apr-14        499,359.40        107,624.06     20,893,529.64
                105         25-May-14        487,648.87        105,111.87     20,405,880.77
                106         25-Jun-14        476,217.79        102,658.59     19,929,662.98
                107         25-Jul-14        465,059.33        100,262.81     19,464,603.66

                108         25-Aug-14        454,166.85         97,923.18     19,010,436.81
                109         25-Sep-14        443,533.87         95,638.34     18,566,902.93
                110         25-Oct-14        433,154.08         93,406.99     18,133,748.86
                111         25-Nov-14        423,021.29         91,227.87     17,710,727.56
                112         25-Dec-14        413,129.52         89,099.72     17,297,598.05
                113         25-Jan-15        403,472.88         87,021.33     16,894,125.17
                114         25-Feb-15        394,045.69         84,991.53     16,500,079.48
                115         25-Mar-15        384,842.35         83,009.15     16,115,237.13
                116         25-Apr-15        375,857.43         81,073.07     15,739,379.70
                117         25-May-15        367,085.64         79,182.20     15,372,294.06
                118         25-Jun-15        358,226.44         77,335.45     15,014,067.62
                119         25-Jul-15        349,746.35         75,533.27     14,664,321.27
                120         25-Aug-15        341,703.81         73,773.76     14,322,617.46
                121         25-Sep-15        333,743.37         72,054.70     13,988,874.09
                122         25-Oct-15        325,971.26         70,375.69     13,662,902.83
                123         25-Nov-15        318,382.91         68,735.79     13,344,519.92
                124         25-Dec-15        310,973.89         67,134.06     13,033,546.04
                125         25-Jan-16        303,739.86         65,569.60     12,729,806.18
                126         25-Feb-16        296,676.60         64,041.53     12,433,129.58
                127         25-Mar-16        289,779.99         62,549.00     12,143,349.59
                128         25-Apr-16        283,046.01         61,091.17     11,860,303.58
                129         25-May-16        276,470.75         59,667.21     11,583,832.83
                130         25-Jun-16        270,050.38         58,276.33     11,313,782.45
                131         25-Jul-16        263,781.17         56,917.75     11,050,001.28
                132         25-Aug-16        257,659.49         55,590.71     10,792,341.78
                133         25-Sep-16        251,681.79         54,294.47     10,540,659.99
                134         25-Oct-16        245,844.61         53,028.30     10,294,815.38
                135         25-Nov-16        240,144.58         51,791.50     10,054,670.80
                136         25-Dec-16        234,578.40         50,583.37      9,820,092.40
                137         25-Jan-17        229,142.87         49,403.25      9,590,949.54
                138         25-Feb-17        223,834.85         48,250.47      9,367,114.69
                139         25-Mar-17        218,651.28         47,124.39      9,148,463.41
                140         25-Apr-17        213,589.20         46,024.39      8,934,874.21
                141         25-May-17        208,645.68         44,949.86      8,726,228.53
                142         25-Jun-17        203,817.90         43,900.20      8,522,410.62
                143         25-Jul-17        199,103.10         42,874.83      8,323,307.53
                144         25-Aug-17        194,498.56         41,873.17      8,128,808.97
                145         25-Sep-17        190,001.66         40,894.68      7,938,807.32
                146         25-Oct-17        185,609.82         39,938.82      7,753,197.49
                147         25-Nov-17        181,320.56         39,005.04      7,571,876.94
                148         25-Dec-17        177,131.41         38,092.85      7,394,745.53
                149         25-Jan-18        173,040.00         37,201.73      7,221,705.53
                150         25-Feb-18        169,044.00         36,331.20      7,052,661.53
                151         25-Mar-18        165,141.13         35,480.76      6,887,520.40
                152         25-Apr-18        161,329.19         34,649.97      6,726,191.21
                153         25-May-18        157,606.02         33,838.35      6,568,585.19
                154         25-Jun-18        153,969.50         33,045.46      6,414,615.69
                155         25-Jul-18        150,417.57         32,270.86      6,264,198.12
                156         25-Aug-18        146,948.25         31,514.14      6,117,249.87
                157         25-Sep-18        143,559.55         30,774.86      5,973,690.32
                158         25-Oct-18        140,249.58         30,052.64      5,833,440.75
                159         25-Nov-18        137,016.47         29,347.07      5,696,424.28
                160         25-Dec-18        133,858.39         28,657.76      5,562,565.89
                161         25-Jan-19        130,773.59         27,984.34      5,431,792.30
                162         25-Feb-19        127,760.31         27,326.44      5,304,031.99
                163         25-Mar-19        124,816.88         26,683.70      5,179,215.11
                164         25-Apr-19        121,941.65         26,055.77      5,057,273.46
                165         25-May-19        119,132.99         25,442.30      4,938,140.47
                166         25-Jun-19        116,389.36         24,842.96      4,821,751.11

                167         25-Jul-19        113,709.20         24,257.43      4,708,041.90
                168         25-Aug-19        111,091.04         23,685.37      4,596,950.87
                169         25-Sep-19        108,533.39         23,126.49      4,488,417.47
                170         25-Oct-19        106,034.86         22,580.48      4,382,382.62
                171         25-Nov-19        103,594.03         22,047.04      4,278,788.59
                172         25-Dec-19        101,209.56         21,525.87      4,177,579.02
                173         25-Jan-20         98,880.13         21,016.70      4,078,698.90
                174         25-Feb-20         96,604.43         20,519.25      3,982,094.47
                175         25-Mar-20         94,381.21         20,033.25      3,887,713.26
                176         25-Apr-20         92,209.25         19,558.44      3,795,504.01
                177         25-May-20         89,892.55         19,094.55      3,705,611.46
                178         25-Jun-20         87,825.46         18,642.31      3,617,786.00
                179         25-Jul-20        106,031.46         18,200.48      3,511,754.54
                180         25-Aug-20         84,762.74         17,667.05      3,426,991.80
                181         25-Sep-20         81,091.62         17,240.62      3,345,900.18
                182         25-Oct-20         79,228.41         16,832.67      3,266,671.76
                183         25-Nov-20         77,408.07         16,434.08      3,189,263.69
                184         25-Dec-20         75,629.59         16,044.65      3,113,634.10
                185         25-Jan-21         73,891.99         15,664.17      3,039,742.11
                186         25-Feb-21         72,194.32         15,292.44      2,967,547.79
                187         25-Mar-21         70,535.64         14,929.24      2,897,012.14
                188         25-Apr-21         68,915.05         14,574.39      2,828,097.10
                189         25-May-21         67,331.65         14,227.69      2,760,765.44
                190         25-Jun-21         65,784.58         13,888.95      2,694,980.86
                191         25-Jul-21         64,273.00         13,558.00      2,630,707.86
                192         25-Aug-21         62,796.07         13,234.65      2,567,911.79
                193         25-Sep-21         61,353.00         12,918.74      2,506,558.79
                194         25-Oct-21         59,942.98         12,610.08      2,446,615.80
                195         25-Nov-21         97,978.75         12,308.52      2,348,637.06
                196         25-Dec-21        116,535.83         11,815.60      2,232,101.23
                197         25-Jan-22        113,856.89         11,229.33      2,118,244.34
                198         25-Feb-22        111,239.24         10,656.53      2,007,005.09
                199         25-Mar-22        108,681.47         10,096.91      1,898,323.62
                200         25-Apr-22        106,182.19          9,550.15      1,792,141.43
                201         25-May-22        103,740.04          9,015.96      1,688,401.39
                202         25-Jun-22        101,353.70          8,494.07      1,587,047.69
                203         25-Jul-22         99,021.88          7,984.17      1,488,025.80
                204         25-Aug-22         96,743.32          7,486.01      1,391,282.49
                205         25-Sep-22         94,516.78          6,999.31      1,296,765.71
                206         25-Oct-22         92,341.06          6,523.81      1,204,424.65
                207         25-Nov-22         90,214.99          6,059.26      1,114,209.66
                208         25-Dec-22         88,137.43          5,605.40      1,026,072.23
                209         25-Jan-23         86,107.25          5,162.00        939,964.97
                210         25-Feb-23         84,123.36          4,728.81        855,841.61
                211         25-Mar-23         82,184.70          4,305.60        773,656.91
                212         25-Apr-23         80,290.22          3,892.14        693,366.69
                213         25-May-23         78,438.90          3,488.21        614,927.79
                214         25-Jun-23         76,629.76          3,093.60        538,298.03
                215         25-Jul-23         74,861.82          2,708.09        463,436.22
                216         25-Aug-23         73,134.13          2,331.47        390,302.09
                217         25-Sep-23         71,445.77          1,963.54        318,856.32
                218         25-Oct-23         69,795.83          1,604.11        249,060.49
                219         25-Nov-23         68,183.44          1,252.98        180,877.04
                220         25-Dec-23         66,607.74            909.96        114,269.31
                221         25-Jan-24         65,067.87            574.87         49,201.44
                222         25-Feb-24         49,201.44            247.52                 0

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.